Weyerhaeuser Company						Exhibit 99.2
Q4.2017 Analyst Package
Preliminary results (unaudited)
Consolidated Statement of Operations (1)(2)

in millions	Q1	Q2	Q3	Q4		Year-to-Date
	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017	Dec 31, 2016	Dec 31, 2017	Dec 31, 2016
Net sales	$1,693	$1,808	$1,872	$1,823	$1,596	$7,196	$6,365
Cost of products sold	1,272	1,336	1,374	1,316	1,278	5,298	4,980
Gross margin	421	472	498	507	318	1,898	1,385
Selling expenses	22	22	22	21	22	87	89
General and administrative expenses	87	76	75	72	85	310	338
Research and development expenses	4	4	4	2	5	14	19
Charges for integration and restructuring, closures and asset impairments	13	151	14	16	29	194	170
Charges for product remediation	—	50	190	50	—	290	—
Other operating costs (income), net	2	12	(12)	(130)	3	(128)	(53)
Operating income from continuing operations	293	157	205	476	174	1,131	822
Equity earnings from joint ventures	—	—	1	—	1	1	22
Non-operating pension and other postretirement benefit (costs) credits	(22)	(8)	(16)	(16)	11	(62)	48
Interest income and other	9	9	11	10	9	39	43
Interest expense, net of capitalized interest	(99)	(100)	(98)	(96)	(108)	(393)	(431)
Earnings from continuing operations before income taxes	181	58	103	374	87	716	504
Income taxes	(24)	(34)	27	(103)	(25)	(134)	(89)
Earnings from continuing operations	157	24	130	271	62	582	415
Earnings (loss) from discontinued operations, net of income taxes	—	—	—	—	489	—	612
Net earnings	157	24	130	271	551	582	1,027
Dividends on preference shares	—	—	—	—	—	—	(22)
Net earnings attributable to Weyerhaeuser common shareholders	$157	$24	$130	$271	$551	$582	$1,005

(1) Discontinued operations, as presented herein, consist of the operations of our former Cellulose Fibers segment. The corresponding assets and liabilities were classified as discontinued operations on our balance sheet.

(2) Amounts presented reflect the results of operations acquired in our merger with Plum Creek Timber, Inc., beginning on the merger date of February 19, 2016.

Per Share Information

	Q1	Q2	Q3	Q4		Year-to-Date
	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017	Dec 31, 2016	Dec 31, 2017	Dec 31, 2016
Earnings per share attributable to Weyerhaeuser common shareholders, basic:
Continuing operations	$0.21	$0.03	$0.17	$0.36	$0.09	$0.77	$0.55
Discontinued operations	—	—	—	—	0.65	—	0.85
Net earnings per share	$0.21	$0.03	$0.17	$0.36	$0.74	$0.77	$1.40

Earnings per share attributable to Weyerhaeuser common shareholders, diluted:
Continuing operations	$0.21	$0.03	$0.17	$0.36	$0.08	$0.77	$0.55
Discontinued operations	—	—	—	—	0.65	—	0.84
Net earnings per share	$0.21	$0.03	$0.17	$0.36	$0.73	$0.77	$1.39

Dividends paid per common share	$0.31	$0.31	$0.31	$0.32	$0.31	$1.25	$1.24

Weighted average shares outstanding (in thousands):
Basic	750,665	752,630	753,535	755,409	748,835	753,085	718,560
Diluted	754,747	756,451	756,903	758,463	752,768	756,666	722,401

Common shares outstanding at end of period (in thousands)	751,411	752,711	753,051	755,223	748,528	755,223	748,528

Weyerhaeuser Company
Q4.2017 Analyst Package
Preliminary results (unaudited)
Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)*
in millions	Q1	Q2	Q3	Q4		Year-to-Date
	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017	Dec 31, 2016	Dec 31, 2017	Dec 31, 2016
Net earnings	$157	$24	$130	$271	$551	$582	$1,027
Earnings from discontinued operations, net of income taxes	—	—	—	—	(489)	—	(612)
Equity earnings from joint ventures	—	—	(1)	—	(1)	(1)	(22)
Non-operating pension and other postretirement benefit costs (credits)	22	8	16	16	(11)	62	(48)
Interest income and other	(9)	(9)	(11)	(10)	(9)	(39)	(43)
Interest expense, net of capitalized interest	99	100	98	96	108	393	431
Income taxes	24	34	(27)	103	25	134	89
Operating income from continuing operations	293	157	205	476	174	1,131	822
Depreciation, depletion and amortization	133	129	132	127	137	521	512
Basis of real estate sold	14	10	24	33	60	81	109
Unallocated pension service costs	2	—	1	1	1	4	5
Special items	12	210	207	(86)	28	343	135
Adjusted EBITDA*	$454	$506	$569	$551	$400	$2,080	$1,583

*Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income from continuing operations adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

Special Items Included in Net Earnings (income tax affected)

in millions	Q1	Q2	Q3	Q4		Year-to-Date
	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017	Dec 31, 2016	Dec 31, 2017	Dec 31, 2016
Net earnings attributable to Weyerhaeuser common shareholders	$157	$24	$130	$271	$551	$582	$1,005
Plum Creek merger and integration-related costs	10	2	3	12	11	27	123
Restructuring, impairments and other charges	—	147	4	—	9	151	9
Gain on sale of timberlands and other nonstrategic assets	—	—	—	(99)	—	(99)	(22)
Legal expense	—	—	—	—	—	—	7
Environmental remediation insurance recoveries	—	—	—	(26)	—	(26)	—
Product remediation	—	31	118	31	—	180	—
Countervailing and antidumping duties	—	8	4	(7)	—	5	—
Tax adjustments, including enactment of tax legislation	—	—	—	52	24	52	24
Net earnings attributable to Weyerhaeuser common shareholders before special items	167	212	259	234	595	872	1,146
(Earnings) loss from discontinued operations, net of tax	—	—	—	—	(489)	—	(612)
Net earnings from continuing operations attributable to Weyerhaeuser common shareholders before special items	$167	$212	$259	$234	$106	$872	$534

	Q1	Q2	Q3	Q4		Year-to-Date
	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017	Dec 31, 2016	Dec 31, 2017	Dec 31, 2016
Net earnings per diluted share attributable to Weyerhaeuser common shareholders	$0.21	$0.03	$0.17	$0.36	$0.73	$0.77	$1.39
Plum Creek merger and integration-related costs	0.01	—	—	0.02	0.01	0.03	0.17
Restructuring, impairments and other charges	—	0.20	0.01	—	0.01	0.21	0.01
Gain on sale of timberlands and other nonstrategic assets	—	—	—	(0.14)	—	(0.14)	(0.03)
Legal expense	—	—	—	—	—	—	0.01
Environmental remediation insurance recoveries	—	—	—	(0.03)	—	(0.03)	—
Product remediation	—	0.04	0.15	0.04	—	0.23	—
Countervailing and antidumping duties	—	0.01	0.01	(0.01)	—	0.01	—
Tax adjustments, including enactment of tax legislation	—	—	—	0.07	0.04	0.07	0.04
Net earnings per diluted share attributable to Weyerhaeuser common shareholders before special items	0.22	0.28	0.34	0.31	0.79	1.15	1.59
(Earnings) loss from discontinued operations, net of tax	—	—	—	—	(0.65)	—	(0.84)
Net earnings from continuing operations attributable to Weyerhaeuser common shareholders before special items	$0.22	$0.28	$0.34	$0.31	$0.14	$1.15	$0.75

Weyerhaeuser Company
Q4.2017 Analyst Package
Preliminary results (unaudited)
Consolidated Balance Sheet

in millions	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2016

ASSETS
Current assets:
Cash and cash equivalents	$455	$701	$497	$824	$676
Receivables, less allowances	472	442	485	396	390
Receivables for taxes	10	8	65	14	84
Inventories	386	349	340	383	358
Prepaid expenses and other current assets	142	177	130	98	114
Assets held for sale	—	411	—	—	—
Total current assets	1,465	2,088	1,517	1,715	1,622
Property and equipment, net	1,544	1,534	1,534	1,618	1,562
Construction in progress	230	190	225	225	213
Timber and timberlands at cost, less depletion	14,218	13,669	13,627	12,954	14,299
Minerals and mineral rights, net	317	314	312	308	319
Investments in and advances to equity affiliates	56	33	33	31	56
Goodwill	40	40	40	40	40
Deferred tax assets	287	261	240	268	293
Other assets	229	246	259	285	224
Restricted financial investments held by variable interest entities	615	615	615	615	615
Total assets	$19,001	$18,990	$18,402	$18,059	$19,243

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$343	$668	$62	$62	$281
Current debt (nonrecourse to the company) held by variable interest entities	—	—	—	209	—
Accounts payable	227	252	259	249	233
Accrued liabilities	452	585	702	645	692
Liabilities held for sale	—	19	—	—	—
Total current liabilities	1,022	1,524	1,023	1,165	1,206
Long-term debt	6,263	5,936	5,933	5,930	6,329
Long-term debt (nonrecourse to the company) held by variable interest entities	511	511	511	302	511
Deferred pension and other postretirement benefits	1,287	1,230	1,201	1,487	1,322
Deposit received from contribution of timberlands to related party	422	419	416	—	426
Other liabilities	281	280	273	276	269
Total liabilities	9,786	9,900	9,357	9,160	10,063
Total equity	9,215	9,090	9,045	8,899	9,180
Total liabilities and equity	$19,001	$18,990	$18,402	$18,059	$19,243

Weyerhaeuser Company
Q4.2017 Analyst Package
Preliminary results (unaudited)
Consolidated Statement of Cash Flows
in millions	Q1	Q2	Q3	Q4		Year-to-Date
	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017	Dec 31, 2016	Dec 31, 2017	Dec 31, 2016
Cash flows from operations:
Net earnings	$157	$24	$130	$271	$551	$582	$1,027
Noncash charges (credits) to income:
Depreciation, depletion and amortization	133	129	132	127	137	521	565
Basis of real estate sold	14	10	24	33	60	81	109
Deferred income taxes, net	3	3	3	35	(255)	44	(159)
Pension and other postretirement benefits	32	15	25	25	—	97	5
Share-based compensation expense	10	9	10	11	7	40	60
Charges for impairment of assets	—	147	6	1	14	154	37
Equity (earnings) loss from joint ventures	—	—	(1)	—	—	(1)	(18)
Net gains on disposition of discontinued and other operations	—	—	(1)	—	(729)	(1)	(789)
Net gains on sale of nonstrategic assets	(7)	(2)	(5)	(2)	(12)	(16)	(73)
Net gains on sale of southern timberlands	—	—	—	(99)	—	(99)	—
Foreign exchange transaction (gains) losses	3	—	(3)	(1)	6	(1)	(5)
Change in:
Receivables less allowances	(70)	(8)	(35)	78	42	(35)	(54)
Receivable/payable for taxes	(36)	(17)	(63)	66	69	(50)	106
Inventories	(28)	21	11	(43)	12	(39)	61
Prepaid expenses	(9)	(4)	4	(3)	8	(12)	5
Accounts payable and accrued liabilities	(137)	192	129	(78)	(50)	106	11
Pension and postretirement contributions	(22)	(15)	(22)	(19)	(16)	(78)	(99)
Distributions of earnings received from joint ventures	—	—	1	—	9	1	14
Other	(8)	(15)	(22)	(48)	(4)	(93)	(68)
Net cash from (used in) operations	35	489	323	354	(151)	1,201	735

Cash flows from investing activities:
Capital expenditures:
Purchases of property and equipment	(52)	(74)	(87)	(145)	(191)	(358)	(451)
Timberlands reforestation costs	(23)	(13)	(10)	(15)	(16)	(61)	(59)
Acquisition of timberlands	—	—	—	—	—	—	(10)
Proceeds from sales of operations and nonstrategic assets	8	4	411	6	2,211	429	2,590
Proceeds from sale of southern timberlands	—	—	—	203	—	203	—
Proceeds from redemption of ownership in related party	—	—	—	108	—	108	—
Proceeds from contribution of timberlands to related party	—	—	—	—	—	—	440
Distributions received from joint ventures	—	23	—	2	—	25	46
Other	(1)	22	(16)	16	(36)	21	3
Cash from (used in) investing activities	(68)	(38)	298	175	1,968	367	2,559

Cash flows from financing activities:
Cash dividends on common shares	(233)	(233)	(233)	(242)	(232)	(941)	(932)
Cash dividends on preference shares	—	—	—	—	—	—	(22)
Proceeds from issuance of long-term debt	—	—	225	—	—	225	1,698
Payments on long-term debt	—	—	(831)	—	(1,700)	(831)	(2,423)
Proceeds from borrowing on line of credit	—	—	100	—	—	100	—
Payments on line of credit	—	—	(100)	—	—	(100)	—
Proceeds from exercise of stock options	55	26	8	39	—	128	61
Repurchase of common stock	—	—	—	—	—	—	(2,003)
Other	(10)	2	6	1	12	(1)	(9)
Cash from (used in) financing activities	(188)	(205)	(825)	(202)	(1,920)	(1,420)	(3,630)
				—
Net change in cash and cash equivalents	(221)	246	(204)	327	(103)	148	(336)

Cash from continuing operations at beginning of period	$676	$455	$701	$497	$769	$676	$1,011
Cash from discontinued operations at beginning of period	—	—	—	—	10	—	1
Cash and cash equivalents at beginning of period	$676	$455	$701	$497	$779	$676	$1,012

Cash from continuing operations at end of period	$455	$701	$497	$824	$676	$824	$676
Cash from discontinued operations at end of period	—	—	—	—	—	—	—
Cash and cash equivalents at end of period	$455	$701	$497	$824	$676	$824	$676

Cash paid (received) during the year for:
Interest, net of amount capitalized	$120	$72	$123	$66	$79	$381	$446
Income taxes	$59	$47	$23	$40	$511	$169	$485

Weyerhaeuser Company					Total Company Statistics
Q4.2017 Analyst Package
Preliminary results (unaudited)

Selected Total Company Items

in millions	Q1	Q2	Q3	Q4		Year-to-Date
	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017	Dec 31, 2016	Dec 31, 2017	Dec 31, 2016
Pension and postretirement costs:
Pension and postretirement costs allocated to business segments	$8	$7	$8	$8	$7	$31	$30
Pension and postretirement costs (credits) not allocated:
Unallocated pension service costs	2	—	1	1	1	4	5
Non-operating pension and other postretirement benefit costs (credits)	22	8	16	16	(11)	62	(48)
Accelerated pension costs included in Plum Creek merger-related costs (not allocated)	—	—	—	—	—	—	5
Total pension and postretirement costs for continuing operations	32	15	25	25	(3)	97	(8)
Pension and postretirement service costs directly attributable to discontinued operations	—	—	—	—	3	—	13
Total company pension and postretirement costs	$32	$15	$25	$25	$—	$97	$5

Cash spent for capital expenditures for continuing operations	$(75)	$(87)	$(97)	$(160)	$(185)	$(419)	$(425)

	Weyerhaeuser Company					Timberlands Segment
	Q4.2017 Analyst Package
	Preliminary results (unaudited)

Segment Statement of Operations

in millions		Q1.2017	Q2.2017	Q3.2017	Q4.2017	Q4.2016	YTD.2017	YTD.2016
	Sales to unaffiliated customers	$486	$469	$491	$496	$463	$1,942	$1,805
	Intersegment sales	202	163	179	218	209	762	840
	Total net sales	688	632	670	714	672	2,704	2,645
	Cost of products sold	519	476	517	531	527	2,043	2,054
	Gross margin	169	156	153	183	145	661	591
	Selling expenses	1	1	1	1	1	4	5
	General and administrative expenses	24	23	24	19	24	90	104
	Research and development expenses	3	4	3	2	5	12	17
	Charges for integration and restructuring, closures and asset impairments	—	147	—	—	—	147	—
	Other operating costs (income), net	(7)	(7)	(6)	(104)	(8)	(124)	(34)
	Operating income and Net contribution to earnings	$148	$(12)	$131	$265	$123	$532	$499

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)*

in millions		Q1.2017	Q2.2017	Q3.2017	Q4.2017	Q4.2016	YTD.2017	YTD.2016
	Operating income	$148	$(12)	$131	$265	$123	$532	$499
	Depreciation, depletion and amortization	94	87	89	86	100	356	366
	Special items	—	147	—	(99)	—	48	—
	Adjusted EBITDA*	$242	$222	$220	$252	$223	$936	$865
* See definition of Adjusted EBITDA (a non-GAAP measure) on page 2.

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

in millions		Q1.2017	Q2.2017	Q3.2017	Q4.2017	Q4.2016	YTD.2017	YTD.2016
	Restructuring, impairments and other charges	$—	$(147)	$—	$—	$—	$(147)	$—
	Gain on sale of timberlands and other nonstrategic assets	$—	$—	$—	$99	$—	$99	$—

Selected Segment Items

in millions		Q1.2017	Q2.2017	Q3.2017	Q4.2017	Q4.2016	YTD.2017	YTD.2016
	Total decrease (increase) in working capital(1)	$(18)	$38	$—	$(15)	$(10)	$5	$7
	Cash spent for capital expenditures	$(30)	$(25)	$(24)	$(36)	$(39)	$(115)	$(116)
(1) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Real Estate & ENR segments combined.

Segment Statistics(2)(3)

		Q1.2017	Q2.2017	Q3.2017	Q4.2017	Q4.2016	YTD.2017	YTD.2016
Third Party Net Sales (millions)	Logs:
	West	$225	$227	$221	$242	$201	$915	$865
	South	148	148	155	165	151	616	566
	North	27	16	25	27	30	95	91
	Other	20	11	17	11	13	59	38
	Total delivered logs	420	402	418	445	395	1,685	1,560
	Stumpage and pay-as-cut timber	12	17	23	21	23	73	85
	Products from international operations	19	21	23	—	21	63	79
	Recreational and other lease revenue	14	15	16	14	15	59	44
	Other revenue	21	14	11	16	9	62	37
	Total	$486	$469	$491	$496	$463	$1,942	$1,805
Delivered Logs Third Party Sales Realizations (per ton)	West	$104.27	$105.84	$116.03	$121.41	$100.43	$111.58	$99.32
	South	$34.48	$34.48	$34.24	$34.53	$34.98	$34.43	$35.46
	North	$59.57	$63.49	$59.02	$60.77	$59.28	$60.38	$60.47
Delivered Logs Third Party Sales Volumes (tons, thousands)	West	2,157	2,143	1,910	1,992	2,008	8,202	8,713
	South	4,293	4,285	4,527	4,790	4,308	17,895	15,967
	North	454	253	428	439	495	1,574	1,500
	Other	510	292	424	232	342	1,458	943
Fee Harvest Volumes (tons, thousands)	West	2,657	2,652	2,230	2,544	2,558	10,083	11,083
	South	6,373	6,473	6,953	7,350	7,260	27,149	26,343
	North	622	383	565	635	652	2,205	2,044
	Other	371	444	569	—	329	1,384	701
(2) The Western region includes Washington and Oregon. The Southern region includes Virginia, North Carolina, South Carolina, Florida, Georgia, Alabama, Mississippi, Louisiana, Arkansas, Texas and Oklahoma. The Northern region includes West Virginia, Maine, New Hampshire, Vermont, Michigan, Wisconsin and Montana. Other includes our Canadian operations and managed Twin Creeks operations (our management agreement for the Twin Creeks Venture began in April 2016 and terminated in December 2017).

(3) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company			Real Estate, Energy and Natural Resources Segment
Q4.2017 Analyst Package
Preliminary results (unaudited)

Segment Statement of Operations

in millions		Q1.2017	Q2.2017	Q3.2017	Q4.2017	Q4.2016	YTD.2017	YTD.2016
Sales to unaffiliated customers		$53	$46	$82	$99	$101	$280	$226
Intersegment sales		—	—	—	1	1	1	1
Total net sales		53	46	82	100	102	281	227
Cost of products sold		20	16	31	43	69	110	134
Gross margin		33	30	51	57	33	171	93
Selling expenses		—	—	—	—	—	—	—
General and administrative expenses		7	7	6	6	7	26	26
Charges for integration and restructuring, closures and asset impairments		—	—	—	—	14	—	15
Other operating costs (income), net		—	—	(1)	1	—	—	(1)
Operating income		26	23	46	50	12	145	53
Equity earnings from joint ventures(1)		—	—	1	—	1	1	2
Net contribution to earnings		$26	$23	$47	$50	$13	$146	$55
(1) Equity earnings (loss) from joint ventures attributed to the Real Estate and ENR segment are generated from our investments in our real estate development ventures.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)*

in millions		Q1.2017	Q2.2017	Q3.2017	Q4.2017	Q4.2016	YTD.2017	YTD.2016
Operating income		$26	$23	$46	$50	$12	$145	$53
Depreciation, depletion and amortization		3	4	4	4	4	15	13
Basis of real estate sold		14	10	24	33	60	81	109
Special items		—	—	—	—	14	—	14
Adjusted EBITDA*		$43	$37	$74	$87	$90	$241	$189
* See definition of Adjusted EBITDA (a non-GAAP measure) on page 2.

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

in millions		Q1.2017	Q2.2017	Q3.2017	Q4.2017	Q4.2016	YTD.2017	YTD.2016
Restructuring, impairments and other charges		$—	$—	$—	$—	$(14)	$—	$(14)

Selected Segment Items

in millions		Q1.2017	Q2.2017	Q3.2017	Q4.2017	Q4.2016	YTD.2017	YTD.2016
Cash spent for capital expenditures		$—	$(1)	$(1)	$—	$—	$(2)	$(1)

Segment Statistics

		Q1.2017	Q2.2017	Q3.2017	Q4.2017	Q4.2016	YTD.2017	YTD.2016
Net Sales (millions)	Real Estate	$37	$27	$64	$80	$85	$208	$172
	Energy and Natural Resources	16	19	18	19	16	72	54
	Total	$53	$46	$82	$99	$101	$280	$226
Acres sold	Real Estate	13,257	10,003	35,749	38,226	44,589	97,235	82,687
Price per acre	Real Estate	$2,403	$2,714	$1,784	$2,076	$1,903	$2,079	$2,072

Weyerhaeuser Company						Wood Products Segment
Q4.2017 Analyst Package
Preliminary results (unaudited)

Segment Statement of Operations

in millions		Q1.2017	Q2.2017	Q3.2017	Q4.2017	Q4.2016	YTD.2017	YTD.2016
Sales to unaffiliated customers		$1,154	$1,293	$1,299	$1,228	$1,032	$4,974	$4,334
Intersegment sales		—	—	—	—	7	—	68
Total net sales		1,154	1,293	1,299	1,228	1,039	4,974	4,402
Cost of products sold		926	1,002	1,005	947	889	3,880	3,688
Gross margin		228	291	294	281	150	1,094	714
Selling expenses		21	19	20	20	21	80	84
General and administrative expenses		32	32	30	32	28	126	109
Research and development expenses		1	—	1	—	—	2	2
Charges for integration and restructuring, closures and asset impairments		1	2	8	2	1	13	7
Charges for product remediation		—	50	190	50	—	290	—
Other operating costs (income), net		1	11	5	(3)	1	14	—
Operating income and Net contribution to earnings		$172	$177	$40	$180	$99	$569	$512

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)*

in millions		Q1.2017	Q2.2017	Q3.2017	Q4.2017	Q4.2016	YTD.2017	YTD.2016
Operating income		$172	$177	$40	$180	$99	$569	$512
Depreciation, depletion and amortization		35	36	37	37	33	145	129
Special items		—	61	201	41	—	303	—
Adjusted EBITDA*		$207	$274	$278	$258	$132	$1,017	$641
* See definition of Adjusted EBITDA (a non-GAAP measure) on page 2.

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

in millions		Q1.2017	Q2.2017	Q3.2017	Q4.2017	Q4.2016	YTD.2017	YTD.2016
Countervailing and antidumping duties		$—	$(11)	$(5)	$9	$—	$(7)	$—
Restructuring, impairments and other charges		—	—	(6)	—	—	(6)	—
Product remediation		—	(50)	(190)	(50)	—	(290)	—
Total		$—	$(61)	$(201)	$(41)	$—	$(303)	$—

Selected Segment Items

in millions		Q1.2017	Q2.2017	Q3.2017	Q4.2017	Q4.2016	YTD.2017	YTD.2016
Total decrease (increase) in working capital(1)		$(122)	$113	$150	$(81)	$32	$60	$(16)
Cash spent for capital expenditures		$(44)	$(61)	$(71)	$(123)	$(145)	$(299)	$(297)
(1) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

Segment Statistics

in millions, except for third party sales realizations		Q1.2017	Q2.2017	Q3.2017	Q4.2017	Q4.2016	YTD.2017	YTD.2016
Structural Lumber (board feet)	Third party net sales	$478	$538	$525	$517	$427	$2,058	$1,839
	Third party sales realizations	$413	$441	$448	$466	$392	$442	$390
	Third party sales volumes(2)	1,158	1,218	1,172	1,110	1,089	4,658	4,723
	Production volumes	1,152	1,146	1,093	1,118	1,052	4,509	4,516
Engineered Solid Section (cubic feet)	Third party net sales	$117	$130	$131	$122	$107	$500	$450
	Third party sales realizations	$1,881	$1,979	$2,047	$2,076	$1,930	$1,995	$1,934
	Third party sales volumes(2)	6.2	6.6	6.4	5.9	5.6	25.1	23.3
	Production volumes	6.3	6.6	6.4	5.8	5.6	25.1	22.8
Engineered I-joists (lineal feet)	Third party net sales	$73	$85	$93	$85	$72	$336	$290
	Third party sales realizations	$1,481	$1,522	$1,529	$1,561	$1,485	$1,524	$1,484
	Third party sales volumes(2)	49	57	60	54	48	220	195
	Production volumes	50	53	58	52	43	213	184
Oriented Strand Board (square feet 3/8")	Third party net sales	$203	$225	$243	$233	$163	$904	$707
	Third party sales realizations	$263	$295	$328	$335	$255	$304	$241
	Third party sales volumes(2)	769	764	741	697	638	2,971	2,934
	Production volumes	758	754	744	739	651	2,995	2,910
Softwood Plywood (square feet 3/8")	Third party net sales	$44	$47	$45	$40	$41	$176	$174
	Third party sales realizations	$377	$380	$386	$417	$364	$389	$368
	Third party sales volumes(2)	118	123	117	95	113	453	481
	Production volumes	97	99	88	86	92	370	396
Medium Density Fiberboard (square feet 3/4")	Third party net sales	$47	$51	$48	$37	$46	$183	$158
	Third party sales realizations	$795	$845	$821	$829	$779	$822	$769
	Third party sales volumes(2)	59	60	58	45	58	222	206
	Production volumes	56	63	63	50	54	232	209
(2) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company					Unallocated Items
Q4.2017 Analyst Package
Preliminary results (unaudited)

Unallocated items are gains or charges not related to or allocated to an individual operating segment. They include a portion of items such as: share-based compensation, pension and postretirement costs, foreign exchange transaction gains and losses associated with financing, the elimination of intersegment profit in inventory, equity earnings in our timberland venture, and the LIFO reserve.

Contribution to Earnings

in millions	Q1.2017	Q2.2017	Q3.2017	Q4.2017	Q4.2016	YTD.2017	YTD.2016
Unallocated corporate function expenses	$(19)	$(17)	$(19)	$(18)	$(25)	$(73)	$(87)
Unallocated share-based compensation	(6)	—	(1)	(2)	2	(9)	(3)
Unallocated pension service costs	(2)	—	(1)	(1)	(1)	(4)	(5)
Foreign exchange gains (losses)	(3)	—	3	1	(7)	1	6
Elimination of intersegment profit in inventory and LIFO	(6)	(3)	3	(14)	(12)	(20)	(18)
Gain on sale of nonstrategic asset	3	1	4	1	5	9	50
Charges for integration and restructuring, closures and asset impairments:
Plum Creek merger and integration-related costs	(12)	(2)	(6)	(14)	(14)	(34)	(146)
Other restructuring, closures and asset impairments	—	—	—	—	—	—	(2)
Other	(8)	(10)	5	28	(8)	15	(37)
Operating income (loss)	(53)	(31)	(12)	(19)	(60)	(115)	(242)
Equity earnings from joint venture(1)	—	—	—	—	—	—	20
Non-operating pension and other postretirement benefit (costs) credits(2)	(22)	(8)	(16)	(16)	11	(62)	48
Interest income and other	9	9	11	10	9	39	43
Net contribution to earnings	$(66)	$(30)	$(17)	$(25)	$(40)	$(138)	$(131)
(1) 2016 results include equity earnings from our Timberland Venture, which was consolidated as a wholly-owned subsidiary effective August 31, 2016.
(2) During Q1 2017, we adopted ASU 2017-07. This ASU requires us to show components of pension and other post retirement benefit costs (interest, expected return on plan assets, amortization of actuarial gains or losses, amortization of prior service credits or costs) on the Consolidated Statement of Operations as a line item outside of "Operating income." We reclassified these components for all periods presented.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)*

in millions	Q1.2017	Q2.2017	Q3.2017	Q4.2017	Q4.2016	YTD.2017	YTD.2016
Operating income (loss)	$(53)	$(31)	$(12)	$(19)	$(60)	$(115)	$(242)
Depreciation, depletion and amortization	1	2	2	—	—	5	4
Unallocated pension service costs	2	—	1	1	1	4	5
Special items	12	2	6	(28)	14	(8)	121
Adjusted EBITDA*	$(38)	$(27)	$(3)	$(46)	$(45)	$(114)	$(112)
* See definition of Adjusted EBITDA (a non-GAAP measure) on page 2.

Unallocated Special Items Included in Net Contribution to Earnings (Pre-Tax)

in millions	Q1.2017	Q2.2017	Q3.2017	Q4.2017	Q4.2016	YTD.2017	YTD.2016
Plum Creek merger and integration-related costs	$(12)	$(2)	$(6)	$(14)	$(14)	$(34)	$(146)
Gain on sale of timberlands and other nonstrategic assets	—	—	—	—	—	—	36
Legal expense	—	—	—	—	—	—	(11)
Environmental remediation insurance recoveries				42		42	—
Total	$(12)	$(2)	$(6)	$28	$(14)	$8	$(121)

Unallocated Selected Items

in millions	Q1.2017	Q2.2017	Q3.2017	Q4.2017	Q4.2016	YTD.2017	YTD.2016
Cash spent for capital expenditures	$(1)	$—	$(1)	$(1)	$(1)	$(3)	$(11)